                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Schwab Capital Trust
                              --------------------
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:


      2) Aggregate number of securities to which transaction applies:


      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


      4) Proposed maximum aggregate value of transaction:


      5) Total fee paid:


[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

      2)  Form, Schedule or Registration Statement No.:

      3)  Filing Party:

      4)  Date Filed:

_________ __, 2001





SCHWAB ANALYTICS FUND(R)

Shareholder Proxy






                                     YOUR VOTE IS IMPORTANT!

                                     PLEASE READ AND RESPOND TODAY.

                                     See inside for information about a proposal that affects your Schwab Analytics Fund investment.

SCHWAB ANALYTICS FUND(R)
SHAREHOLDER PROXY

     1  Shareholder message

     2  About the proposal

        An overview of the proposal that shareholders are voting on and how the fund would be affected.

     4  Notice of special meeting

        The official notice of the shareholder meeting associated with this proxy.

     5  Proxy statement

        A more detailed discussion of the proposal and additional information.

   A-1  Appendix

        A form of the New Sub-Advisory Agreement.

A special meeting of shareholders of Schwab Analytics Fund(R) will take place on October 29, 2001, and we're asking for your participation.

You don't need to attend the meeting to participate, but it's important that you take a few minutes to read the enclosed material and vote your shares. You can vote by internet, by phone or by mailing the enclosed proxy voting card in the postage-paid envelope.

Shareholders are being asked to approve a sub-advisory agreement between Charles Schwab Investment Management, Inc. and Symphony Asset Management LLC. The trustees, including myself, believe this proposal is in the best interests of the shareholders, and we recommend a vote FOR the proposal.

No matter how many shares you own, your vote is important. A proxy solicitor, D.F. King & Co., has been retained to make follow-up phone calls as may be necessary on behalf of the fund, but your prompt response will help reduce proxy costs and will also mean that you can avoid receiving follow-up phone calls or mailings. Voting by internet or phone lowers proxy costs even further.

All of us thank you for your attention to this important matter, and we promise to continue to work hard to help you achieve your financial goals.

                                          Sincerely,

                                          Charles R. Schwab, Chairman
                                          Schwab Analytics Fund

ABOUT THE PROPOSAL

The following information is only a summary. It is not a substitute for reading the proxy. Before you vote, please read the proxy statement, which starts on page 5. It is important to vote as soon as you can.

WHY IS A PROXY VOTE NEEDED?

On July 16, 2001, The John Nuveen Company purchased Symphony Asset Management LLC, an affiliate of Symphony Asset Management, Inc., the Schwab Analytics Fund's sub-adviser. As of the effective date of the acquisition, the sub-advisory agreement between CSIM and Symphony Asset Management, Inc. was terminated, and CSIM entered into a new agreement with Symphony Asset Management LLC. The individuals who provided sub-advisory services on behalf of Symphony Asset Management, Inc. now provide those services as employees of Symphony Asset Management LLC.

The Investment Company Act of 1940 and Securities and Exchange Commission rules require that shareholders must approve the new sub-adviser agreement between CSIM and Symphony Asset Management LLC.

WHAT ARE THE DIFFERENCES BETWEEN THE PROPOSED NEW SUB-ADVISER AGREEMENT AND THE PRIOR AGREEMENT?

The proposed new sub-advisory agreement is identical to the prior sub-advisory agreement, with the exception of the name of the sub-adviser (Symphony Asset Management, Inc. versus Symphony Asset Management LLC) and the dates of execution. All terms of the agreement remain the same, including the fees paid to the sub-adviser.

The Board of Trustees believes the proposal is in the best interest of fund shareholders, and recommends a vote FOR the proposal.

WHAT IS THE JOHN NUVEEN COMPANY?

The John Nuveen Company manages or sponsors over $70 billion of investments for more than one million investors. It offers a wide range of investment products, with a focus on affluent clients. It is headquartered in Chicago, with approximately 600 employees.

WHAT SERVICES DOES THE SUB-ADVISER PROVIDE?

Symphony Asset Management LLC is a leading provider of analytic models. These models are used to help construct a diversified portfolio for the Schwab Analytics Fund. Symphony LLC uses a variety of quantitative techniques to help screen and rank individual companies.

WILL THE RECENT PURCHASE AFFECT THE MANAGEMENT OF THE FUND?

No. The fund's overall objectives and day-to-day management will be exactly the same.

WILL THE FUND INCUR ANY PROXY RELATED COSTS?

No. The fund will not incur any proxy related costs. All proxy costs will be paid by Symphony Asset Management LLC.

HOW TO VOTE?

Voting shares is designed to be easy and time-efficient. For Internet and touch-tone phone voting, shareholders will need to use the 12-digit number printed on the proxy voting card.

Shareholders may use the following options:

-     Internet: www.proxyvote.com and follow the instructions.

-     Phone: call toll-free 800-690-6903 and follow the recorded instructions.

- Mail: mark your vote on the enclosed proxy card. Sign, date and mail the card using the postage-paid envelope provided.

If shareholders have any additional questions concerning the proxy, contact:

SCHWAB SIGNATURE SERVICES(TM) CLIENTS
Schwab Signature Services

INVESTMENT MANAGER CLIENTS
Schwab at 800-515-2157

ALL OTHER CLIENTS
Schwab at 800-435-4000

A proxy solicitor, D.F. King & Co., has been retained to make follow-up phone calls as may be necessary on behalf of the fund.

To shareholders of Schwab Analytics Fund(R): Notice is hereby given that a special meeting of shareholders of Schwab Analytics Fund will be held at the Schwab University Auditorium, 101 Montgomery Street, 2nd Floor, San Francisco, California 94104 on October 29, 2001, beginning at 9:00 a.m. Pacific time for the following purposes:

1. To approve a sub-advisory agreement between Charles Schwab Investment Management, Inc. and Symphony Asset Management LLC; and

2. To transact such other business as may properly come before the meeting or any adjournments thereof.

The close of business on _______ __, 2001, was fixed as the record date for determining which shareholders are entitled to notice of the meeting and any adjournments thereof and are entitled to vote.

                                              By order of the Board of Trustees,

                                              KOJI FELTON
                                              Secretary
                                              _____ __, 2001

      PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS OF SCHWAB ANALYTICS FUND(R) TO BE HELD ON OCTOBER 29, 2001

      Schwab Capital Trust
      101 Montgomery Street
      San Francisco, CA 94104-4104

PROXY STATEMENT

INTRODUCTION

PURPOSE OF THIS DOCUMENT

This proxy statement is being furnished to shareholders of Schwab Analytics Fund, in connection with the solicitation of proxies by and on behalf of the Board of Trustees for use at the fund's meeting. The meeting will be held at the Schwab University Auditorium, 101 Montgomery Street, 2nd Floor, San Francisco, California 94104 on October 29, 2001, beginning at 9:00 a.m. Pacific time. This proxy statement is first being mailed to shareholders on or about _______ __, 2001.

WHO MAY VOTE

The Board of Trustees has fixed the record date as the close of business on ________ __, 2001. Only holders of shares of the fund at the close of business on the record date are entitled to notice of, and to vote at, the meeting. As of the record date, the fund had ___________ issued and outstanding shares entitled to vote.

The holder of each full share of the fund outstanding as of the close of business on the record date is entitled to one vote upon each matter properly submitted to the meeting, and a proportionate fractional vote for each fractional share held.

HOW TO VOTE

Shareholders are requested to vote by internet, phone or by returning the enclosed proxy card. Voting by internet helps keep costs low compared to voting by telephone or mail.

If you vote by mail, complete, date, sign and promptly return the enclosed proxy card in the accompanying envelope. If you properly execute and return your proxy card prior to the meeting, your shares will be voted in accordance with the instructions marked on the proxy card. If no instructions are marked on the proxy card, the proxy will be voted FOR the proposal described in this proxy statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the meeting.

You may revoke your proxy at any time prior to its exercise by voting in person at the meeting or by submitting, before the meeting, written notice of revocation or a later-dated proxy.

QUORUM AND VOTING REQUIREMENTS

In order to take action on the proposal, a "quorum", or a majority of the shares entitled to vote on the proposal, must be present in person or by proxy.

Approval of the proposal requires the favorable vote of a majority of outstanding voting shares of the fund as defined by the 1940 Act. A majority of outstanding shares of the fund is the lesser of (i) 67% or more of the shares represented at the meeting, if more than 50% of the outstanding voting shares of the fund are represented at the meeting, or (ii) more than 50% of the outstanding voting shares of the fund.

OTHER VOTING-RELATED ISSUES

If a quorum is not present at the meeting, or if sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any adjournment of the meeting will require the affirmative vote of a majority of those shares of the fund present at the meeting in person or by proxy.

A shareholder vote may be taken on any other matter to come properly before the meeting prior to such adjournment if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. The Board of Trustees does not presently know of any matter to be considered at the meeting other than the matter described in the Notice of Special Meeting accompanying this proxy statement.

Abstentions and broker "non votes" (i.e. proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or another person entitled to vote) will be counted as shares that are present for purposes of determining the presence of a quorum. Abstentions and broker non votes received by the fund will not be counted as votes FOR the proposal, and will have the effect of a vote AGAINST the proposal. However, the fund believes that the proposal is a routine matter and that brokers who hold shares as record owners for beneficial owners have the authority under applicable rules to vote those shares FOR the proposal when such brokers have not received instructions from beneficial owners. Accordingly, the fund does not expect to receive a significant number of broker non votes. Shareholders who wish their vote to count against the proposal should return an executed proxy indicating a vote AGAINST the proposal.

SOLICITATION OF PROXIES

In addition to the solicitation of proxies by mail, officers of the trust and officers and employees of the investment adviser and Schwab, the fund's distributor, transfer agent and shareholder servicing agent, also may solicit proxies electronically, by telephone, by fax, in person or by other means. D.F. King & Co., Inc., a proxy solicitation firm, has been retained at an estimated total cost of $2,500, to assist in the solicitation of proxies, if necessary. However, the exact cost will depend upon the amount and types of services rendered. Symphony Asset Management LLC will bear all costs of solicitation and expenses incurred in connection with the meeting and the preparation of this proxy statement, including legal costs and the cost of retaining a proxy solicitation firm.

      Additional information about the fund and its operations may be found throughout the proxy statement.

DEFINITIONS OF SOME TERMS USED IN THIS PROXY

BOARD OR BOARD OF TRUSTEES -- The board of trustees for the trust.

BROKER "NON VOTES" -- proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares.

INDEPENDENT TRUSTEES -- Those trustees of the fund who, under the 1940 Act, are not considered "interested persons" of the fund.

INVESTMENT ADVISER OR CSIM -- Charles Schwab Investment Management, Inc.

MEETING -- Special Meeting of Shareholders of the fund and any adjournment(s) thereof.

1940 ACT -- The Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

NEW SUB-ADVISORY AGREEMENT -- Proposed agreement between Charles Schwab Investment Management, Inc. and Symphony Asset Management LLC.

NUVEEN -- The John Nuveen Company, the new parent company of Symphony LLC.

PRIOR SUB-ADVISORY AGREEMENT -- Agreement between Charles Schwab Investment Management, Inc. and Symphony Asset Management, Inc., dated May 16, 1996, and terminated as of July 16, 2001.

PROPOSAL -- The proposal described in the proxy statement.

PROXY STATEMENT -- The proxy statement itself, not including supplemental material.

RECORD DATE -- The date for determining which fund shareholders are entitled to notice of, and to vote at, the meeting and any adjournment(s) thereof.

SCHWAB -- Charles Schwab & Co., Inc.

SYMPHONY, INC. -- Symphony Asset Management, Inc., the sub-adviser to the fund under the Prior Sub-Advisory Agreement.

SYMPHONY LLC -- Symphony Asset Management LLC, the proposed new sub-adviser to the fund under the New Sub-Advisory Agreement.

TRUST -- Schwab Capital Trust, a Massachusetts business trust, of which the fund is a series.

SHAREHOLDER REPORTS

THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND, IF AVAILABLE, SEMIANNUAL REPORT, TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS DESIRING A COPY OF SUCH REPORTS SHOULD DIRECT ALL WRITTEN REQUESTS TO THE TRUST AT P.O. BOX 7575, SAN FRANCISCO, CA 94120-7575, OR SHOULD CALL SCHWAB AT 800-435-4000.

PROPOSAL

TO APPROVE THE NEW SUB-ADVISORY AGREEMENT BETWEEN CHARLES SCHWAB INVESTMENT MANAGEMENT, INC. AND SYMPHONY ASSET MANAGEMENT LLC

Shareholders are being asked to approve the New Sub-Advisory Agreement for the fund. Entry into the New Sub-Advisory Agreement is necessitated by a transaction that affected the fund's investment sub-adviser.

BACKGROUND

CSIM, as the fund's investment adviser, has overall responsibility for the fund's management. On July 16, 2001, Nuveen purchased Symphony LLC, which at the time was an affiliate of Symphony, Inc. (the "Acquisition"), the fund's investment sub-adviser. As a result of the Acquisition, the investment professionals who provided sub-advisory services on behalf of Symphony, Inc. now provide the same services as employees of Symphony LLC. In order to maintain continuity in the sub-advisory services provided to the fund, the Prior Sub-Advisory Agreement was terminated, and the Board of Trustees approved the New Sub-Advisory Agreement (attached as the Appendix to this proxy statement) between CSIM and Symphony LLC, subject to shareholder approval. The New Sub-Advisory Agreement is identical to the Prior Sub-Advisory Agreement, except for the effective date and the name of the sub-adviser. The Acquisition did not affect CSIM or its responsibilities to the fund, and CSIM will continue to have overall responsibility for management of the fund.

In anticipation of the Acquisition and termination of the Prior Sub-Advisory Agreement, the Board also approved the temporary provision of sub-advisory services by Symphony LLC pursuant to an interim sub-advisory agreement (the "Interim Agreement") in accordance with Rule 15a-4 under the 1940 Act. The Interim Agreement permits Symphony LLC to act as sub-adviser to the fund during the period between the termination of the Prior Sub-Advisory Agreement and the meeting (for a maximum of 150 days). Compensation earned by Symphony LLC under the Interim Agreement is held in an interest-bearing escrow account pending shareholder approval of the New Sub-Advisory Agreement. If shareholders approve the New Sub-Advisory Agreement, the amount held in escrow, plus interest, will be paid to Symphony LLC. If shareholders do not approve the New Sub-Advisory Agreement, Symphony LLC will be paid the lesser of its costs incurred in performing services under the Interim Agreement or the total amount in the escrow account, plus interest earned.

The Board determined, based on information provided to it by Symphony, Inc., Symphony LLC and CSIM, that the scope and quality of services to be provided to the fund under the New Sub-Advisory Agreement will be at least equivalent in scope and quality to the services provided under the Prior Sub-Advisory Agreement. Representatives of Symphony, Inc. and Symphony LLC also indicated that they did not expect the Acquisition to cause any changes in the investment professionals who currently manage the fund.

THE PRIOR SUB-ADVISORY AGREEMENT

Prior to the Acquisition, Symphony, Inc. served as sub-adviser to the fund pursuant to the Prior Sub-Advisory Agreement. The Prior Sub-Advisory Agreement was initially approved by the sole shareholder of the fund on May 22, 1996, and was last approved by the Board, including the independent trustees, on April 24, 2001. The Prior Sub-Advisory Agreement was terminated as of July 16, 2001, the effective date of the Acquisition.

THE NEW SUB-ADVISORY AGREEMENT

Other than the dates of execution and the switch from Symphony, Inc. to Symphony LLC, the New Sub-Advisory Agreement is identical to the Prior Sub-Advisory Agreement. The terms of the New Sub-Advisory Agreement are summarized below and are qualified by reference to the form of the New Sub-Advisory Agreement attached as the Appendix to this proxy statement.

The sub-advisory fee as a percentage of net assets payable to Symphony LLC will be the same under the New Sub-Advisory Agreement as under the Prior Sub-Advisory Agreement. If the New Sub-Advisory Agreement had been in effect for the fund's most recently completed fiscal year, Symphony LLC would have received the same compensation as Symphony, Inc. received under the Prior Sub-Advisory Agreement. For the fiscal year ended October 31, 2000, CSIM paid Symphony, Inc. an aggregate fee of $693,663 for providing sub-advisory services to the fund.

The New Sub-Advisory Agreement provides that Symphony LLC, in return for its fee, will: (a) furnish an investment program in respect of, and make investment decisions for, all equity investments of the fund and place orders for the purchase and sale of these securities, on behalf of the fund in compliance with the trust's Declaration of Trust and By-Laws, as amended from time to time, and the fund's stated investment objectives, policies and restrictions; (b) place orders pursuant to its investment determinations for the fund either directly with the issuer or with any broker-dealer; (c) report regularly to CSIM and to the Board on the general investment strategy of the fund, the performance of the fund in relation to standard industry indices and general conditions affecting the equity marketplace and provide various other reports from time to time as requested by CSIM; (d) maintain books and records with respect to the fund's securities transactions and furnish CSIM and the Board such periodic and/or special reports as the Board or CSIM may request; (e) act upon instructions from CSIM not inconsistent with its fiduciary duties; (f) (i) treat confidentially and as proprietary information of the trust and CSIM or its affiliates all such records and other information relative to the trust, or CSIM and its affiliates, as applicable, maintained by Symphony LLC, and (ii) not use such records and information for any purpose other than performance of its responsibilities and duties, except after prior notification to and approval in writing by the trust, or CSIM and its affiliates; and (g) vote proxies received in connection with securities held by the fund consistent with its fiduciary duties.

Under the New Sub-Advisory Agreement, CSIM will pay Symphony LLC an annual fee based on the fund's average daily net assets. This fee is calculated and accrued daily and payable monthly, at the annual rate of 0.20% of the fund's average daily net assets not in excess of $300 million, 0.15% of the next $500 million and 0.10% of such assets over $800 million. From time to time, Symphony LLC may agree to waive or reduce some or all of the compensation to which it is entitled.

The services of Symphony LLC are not to be deemed exclusive, and it is free to render investment advisory or other services to others (including other investment companies), and to engage in other activities, so long as its services under the agreement are not impaired thereby.

Following the expiration of its initial two-year term, the New Sub-Advisory Agreement will continue in full force and effect from year to year, provided that such continuance is approved at least annually (a) by the vote of a majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the fund.

The New Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty (a) on sixty days' written notice by the trust or by CSIM, or (b) on ninety days' written notice by Symphony LLC. The New Sub-Advisory Agreement will immediately terminate in the event of its assignment.

The New Sub-Advisory Agreement obligates Symphony LLC to use the same skill and care in providing sub-advisory services as it uses in providing services to fiduciary accounts for which it has investment responsibilities and imposes on Symphony the same standard of care and limitation of liability as the Prior Sub-Advisory Agreement.

BOARD CONSIDERATIONS

The Board held a meeting on May 22, 2001, at which the Board, including the independent trustees, unanimously approved the New Sub-Advisory Agreement and recommended the New Sub-Advisory Agreement for approval by shareholders. In evaluating the New Sub-Advisory Agreement, the Board based its determination primarily on (a) the fact that the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement, including their terms relating to the services to be provided thereunder by Symphony LLC and the fees and expenses, are substantially identical and (b) representations from Symphony, Inc. and Symphony LLC that there would be a high degree of continuity of services to the fund.

The Board also considered the terms of the Acquisition and the possible effects of the Acquisition upon Symphony LLC's organization and upon the ability of Symphony LLC to provide sub-advisory services to the fund. The Board considered the skills and capabilities of Symphony LLC in this regard and the representations of representatives of Symphony, Inc. and Symphony LLC that it is expected that the investment management professionals who manage the fund would not change.

SYMPHONY ASSET MANAGEMENT LLC

Symphony LLC is a registered investment adviser that, as of June 30, 2001, had approximately $4.1 billion under management, including assets of the fund. Symphony LLC is a wholly-owned subsidiary of Nuveen. The principal address of Symphony LLC is 555 California Street, Suite 2975, San Francisco, CA 94104, and the principal address of Nuveen is 333 West Wacker Drive, Chicago, IL 60606.

The following information is provided for the principal executive officers of Symphony LLC. The principal occupation of each individual is his position at Symphony LLC.



                  Principal Executive Officers of Symphony LLC

    Name and Position with Symphony LLC                    Address
    -----------------------------------                    -------

Jeffrey L. Skelton                            555 California Street, Suite 2975
President & Chief Executive Officer           San Francisco, CA  94104

Neil L. Rudolph                               555 California Street, Suite 2975
Chief Operating Officer                       San Francisco, CA  94104


SHAREHOLDER APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

Approval of the New Sub-Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act). In the event that shareholders of the fund do not approve the New Sub-Advisory Agreement, the Board will take such action as it deems in the best interest of the fund and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Sub-Advisory Agreement.


                    THE BOARD OF TRUSTEES RECOMMENDS THAT THE
                            SHAREHOLDERS OF THE FUND
                VOTE FOR APPROVAL OF THE SUB-ADVISORY AGREEMENT.


PORTFOLIO TRANSACTIONS

The fund did not pay any brokerage commissions to affiliated brokers during the fiscal year ended October 31, 2000.

INVESTMENT ADVISER

Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104

PRINCIPAL UNDERWRITER, TRANSFER AGENT, AND SHAREHOLDER SERVICING AGENT

Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104

FUND ACCOUNTANTS

SEI Investments Mutual Fund Services, One Freedom Valley Drive, Oaks, PA 19456

CUSTODIAN

PFPC Trust Co., 88020 Tinicum Blvd., Third Floor, Suite 200, Philadelphia, PA 19153

SUBMISSION OF SHAREHOLDER PROPOSALS

The trust is not required to hold annual shareholders' meetings, and the trust does not intend to do so.

The trust may hold special meetings as required (for example, to approve or amend an investment advisory agreement) or as deemed desirable by its Board of Trustees for other purposes.

In addition, a trustee may be removed by shareholders of the funds of the trust at a special meeting called upon written request of shareholders owning, in the aggregate, at least 10% of the outstanding shares of such trust. Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the trust. The address for the trust is 101 Montgomery Street, San Francisco, CA 94104.

Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement, because the proposal must comply with certain federal securities regulations.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the fund in writing whether other persons are the beneficial owners of the shares for which proxies are being solicited, and if so, the number of copies of the proxy statements, other soliciting material, and Annual Reports (or Semiannual Reports) you wish to receive in order to supply copies to the beneficial owners of shares. Write in care of the trust, 101 Montgomery Street, San Francisco, CA 94104, Attention: Koji Felton, Secretary (120 KNY-14-109).

Shareholders who do not expect to attend the meeting in person are urged to vote their shares promptly by internet, phone or mail.

BENEFICIAL OWNERS

To the knowledge of the trust as of August 15, 2001, no shareholder had beneficial ownership of more than 5% of the outstanding shares of the fund:

The table below shows the number of shares of the fund beneficially owned by each trustee and certain executive officers of the trust as of August 15, 2001. As of August 15, 2001, the trustees and executive officers of the trust, as a group, owned a total of 14,433.47 shares of the fund, which represented less than 1% of the outstanding shares of the fund.

        NAME                              POSITION WITH THE TRUST                                 SHARES (% OF FUND)*
        ----                              -----------------------                                 -------------------

        Mariann Byerwalter                Trustee                                                 0

        Jeremiah H. Chafkin               Executive Vice President, Chief Operating Officer and   0
                                          Trustee

        John P. Coghlan                   President and Trustee                                   0

        Donald F. Dorward                 Trustee                                                 0

        William A. Hasler                 Trustee                                                 0

        Robert G. Holmes                  Trustee                                                 0

        Charles R. Schwab                 Chairman, Chief Executive Officer and Trustee           12,947.97

        Gerald B. Smith                   Trustee                                                 0

        Donald R. Stephens                Trustee                                                 0

        Michael W. Wilsey                 Trustee                                                 1,485.50

* The trust has no knowledge as to whether any trustee has the right to acquire beneficial ownership of shares of the fund. Each trustee owns less than 1% of the outstanding shares of the fund.

The Board of Trustees recommends that you vote FOR the proposal.

Thank you for voting your shares promptly! We appreciate you placing your trust in Schwab Analytics Fund(R) and look forward to helping you achieve your financial goals.

SCHWAB ANALYTICS FUND

                                    APPENDIX

                       FORM OF NEW SUB-ADVISORY AGREEMENT

                        INVESTMENT SUB-ADVISORY AGREEMENT

         AGREEMENT executed and effective as of        , 2001, by and between
CHARLES SCHWAB INVESTMENT MANAGEMENT, INC., a Delaware corporation and registered investment adviser ("CSIM"), and SYMPHONY ASSET MANAGEMENT LLC, a California limited liability company and registered investment adviser ("Symphony").

         WHEREAS, CSIM is the investment manager for Schwab Capital Trust (the "Trust"), an open end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, CSIM desires to retain Symphony as CSIM's agent to furnish investment sub-advisory services to the investment portfolios of the Trust listed on Schedule A hereto (each a "Fund" and collectively the "Funds");

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

         1. Appointment. CSIM hereby appoints Symphony to provide investment sub-advisory services to the Funds for the period and on the terms set forth in this Agreement. Symphony accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         2. Delivery of Documents. CSIM has furnished Symphony with copies properly certified or authenticated of each of the following:

                  (a) the Trust's Agreement and Declaration of the Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on May 7, 1993, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

                  (b)      the Trust's Bylaws and amendments thereto;

                  (c) resolutions of the Trust's Board of Trustees authorizing the appointment of Symphony and approving this Agreement;

                  (d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on May 10, 1993, and all amendments thereto;

                  (e) the Trust's Registration Statement on Form N-lA under the Securities Act of 1933, as amended (the "1933 Act") (File No. 33-62470), and under the 1940 Act (File No. 811-07704) as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

                  (f) the Trust's most recent prospectus and Statement of Additional Information for the Funds (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the "Prospectus").

                  CSIM will furnish Symphony from time to time with copies of all amendments of or supplements to the foregoing.

         3. Services. Subject always to the supervision of the Trust's Board of Trustees and CSIM, Symphony will furnish an investment program in respect of, and make investment decisions for, all equity investments of a Fund and place orders for the purchase and sale of these securities, on behalf of a Fund. Symphony understands and agrees that it will obtain prior approval from CSIM before investing in equity securities other than common stocks. Symphony will utilize quantitative techniques, proprietary software models and real-time databases (collectively, "quantitative models") in the performance of the services to be provided under this Agreement. Symphony represents and warrants that with respect to the quantitative models described above, it maintains the full right and authority to use these quantitative models in connection with the investment management of the Funds. Symphony further covenants that it will not take any action, or fail to take any action, including entering into any third party arrangement, that would prohibit its use of the quantitative models in connection with the investment management of the Funds. Notwithstanding the provisions of Section 8 hereto, Symphony agrees to indemnify and hold CSIM, its affiliates and the Funds harmless from any and all damages, liabilities, costs, and expenses, including attorneys fees (collectively, "Losses"), resulting from a breach of the above representation, warranty and covenant.

         In the performance of its duties, Symphony will satisfy its fiduciary duties to the Funds (as set forth in Section 8, below), monitor each Fund's investments and comply with the provisions of the Trust's Declaration of Trust and Bylaws, as amended from time to time, and each Fund's stated investment objectives, policies and restrictions. Symphony and CSIM will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding each Fund's investment affairs. Symphony will report to the Board of Trustees and to CSIM with respect to the implementation of such investment program.

         Symphony further agrees that it:

                  (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

                  (b) will conform with all applicable statutes, rules and regulations of the SEC and states pertaining to its investment sub-advisory activities and services provided under this Agreement;

                  (c) will place orders pursuant to its investment determinations for the Fund(s) either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, Symphony will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price. Consistent with this obligation, when the execution and price ordered by two or more brokers or dealers are comparable, Symphony may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide Symphony with research advice and other services. In no instance will portfolio securities be purchased from or sold to CSIM, Symphony or any affiliated person of either the Trust, CSIM or Symphony, except as may be permitted under the 1940 Act;

                  (d) will report regularly to CSIM and to the Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of CSIM and the Board of Trustees on a regular basis at reasonable times the management of the Funds, including, without limitation, review of the general investment strategy of the Funds, the performance of the Funds in relation to standard industry indices and general conditions affecting the equity marketplace and will provide various other reports from time to time as requested by CSIM;

                  (e) will maintain books and records with respect to each Fund's securities transactions and will furnish CSIM and the Trust's Board of Trustees such periodic and/or special reports as the Board or CSIM may request;

                  (f) will act upon instructions from CSIM not inconsistent with its fiduciary duties hereunder;

                  (g) will treat confidentially and as proprietary information of the Trust and CSIM or its affiliates all such records and other information relative to the Trust, or CSIM and its affiliates, as applicable, maintained by Symphony, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, or CSIM and its affiliates, as applicable, which approval shall not be unreasonably withheld and may not be withheld where Symphony may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust; and

                  (h) will vote proxies received by Symphony in connection with securities held by the Funds consistent with its fiduciary duties hereunder.

         4. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, and applicable requirements of the Investment Advisers Act of 1940 and rules thereunder, Symphony agrees to maintain and preserve all required accounts, books and records with respect to Symphony's duties related to the Funds and the Trust. Symphony understands and agrees that all accounts, books and records it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request.

         5. Expenses. During the term of this Agreement, Symphony will pay all expenses incurred by it in connection with its activities under this Agreement other than the costs of purchasing securities, including brokerage commissions.

         6. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, CSIM will pay Symphony, and Symphony agrees to accept as full compensation therefor, the fees, accrued daily and payable monthly, as described on Schedule B hereto. From time to time, Symphony may agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

         7. Services to Others. Symphony agrees that whenever one or more of the Funds and one or more other investment companies or accounts advised by Symphony have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Symphony to be equitable to each advised entity. CSIM recognizes, and has advised the Trust's Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the participating Fund(s) may obtain in a particular security.

         8. Limitation of Liability. Symphony will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of Symphony's duties under this Agreement, except a loss resulting from Symphony's willful misfeasance, bad faith, or gross negligence in the performance of its duties under this Agreement.

         9. Indemnification. CSIM and Symphony each agree to indemnify the other against any claim against, loss or liability to such other party (including reasonable attorneys, fees) arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith or gross negligence.

         10. Duration and Termination. This Agreement will become effective as to each Fund as of the date and for the period set forth opposite each Fund's name on Schedule A, provided that it has been approved by a vote of a majority of the outstanding voting securities of such Fund in accordance with the requirements under the 1940 Act and, unless sooner terminated as provided herein, will continue in effect for two years from such date.

                  Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of the Trust, Symphony, or CSIM, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to each Fund at any time, without the payment of any penalty, on sixty days' written notice by the Trust or by CSIM or on ninety days' written notice by Symphony. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act.)

         11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors and will be governed by the laws of the State of California.

                  The name "Schwab Capital Trust" and "Trustees of Schwab Capital Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under the Declaration of the Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the "Schwab Capital Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and persons dealing with a Fund must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against the Trust.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                   CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.


                                   By:
                                      -------------------------------
                                   Name:
                                        -----------------------------
                                   Title:
                                         ----------------------------


                                   SYMPHONY ASSET MANAGEMENT LLC


                                   By:
                                      -------------------------------
                                   Name:
                                        -----------------------------
                                   Title:
                                         ----------------------------

                                   SCHEDULE A
                  TO INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN
                 CHARLES SCHWAB INVESTMENT MANAGEMENT, INC. AND
                          SYMPHONY ASSET MANAGEMENT LLC


                                                             Effective Date
Fund                                                         and Initial Period
----                                                         ------------------


Schwab Analytics Fund                                                     , 2001
                                                             -------------




                                                  CHARLES SCHWAB INVESTMENT
                                                  MANAGEMENT, INC.

                                                 By:
                                                    ----------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                                 SYMPHONY ASSET MANAGEMENT LLC

                                                 By:
                                                    ----------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                   SCHEDULE B
                  TO INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN
                 CHARLES SCHWAB INVESTMENT MANAGEMENT, INC. AND
                          SYMPHONY ASSET MANAGEMENT LLC


Fund                           Fee (Annual Rate)
----                           -----------------

Schwab Analytics Fund          Twenty one-hundredths of one percent (0.20%) of
                               the Fund's average daily net assets not in excess
                               of $300 million, fifteen one-hundredths of one
                               percent (0.15%) of the next $500 million and ten
                               one-hundredths of one percent (0.10%) of such
                               assets over $800 million






                                                CHARLES SCHWAB INVESTMENT
                                                MANAGEMENT, INC.
                                                By:
                                                   -----------------------------
                                                Name:
                                                      --------------------------
                                                Title:
                                                      --------------------------


                                                SYMPHONY ASSET MANAGEMENT LLC
                                                By:
                                                   -----------------------------
                                                Name:
                                                      --------------------------
                                                Title:
                                                      --------------------------

SCHWABFUNDS(R)
101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA 94104


                            SCHWAB ANALYTICS FUND(R)
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                OCTOBER 29, 2001

               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                              SCHWAB ANALYTICS FUND

This proxy is for your use in voting on the matter relating to Schwab Analytics Fund (the "Fund") of Schwab Capital Trust (the "Trust"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Jeremiah H. Chafkin, Koji E. Felton and Stephen B. Ward, and each of them (with full power of substitution), the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on October 29, 2001 (the "Special Meeting"), at the Schwab University Auditorium, 101 Montgomery Street, 2nd Floor, San Francisco, California 94104, commencing at 9:00 a.m. Pacific time and any adjournments thereof, to vote all of the shares of the Fund that the signer(s) would be entitled to vote at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Trustees. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matter set forth below.

This proxy will be voted as indicated below. If no indication is made, this proxy will be voted FOR the proposal set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

To Vote by Telephone:

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To Vote by Internet:

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity, please sign your name and title. For joint accounts, each joint owner must sign.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY STATEMENT PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   [x]
                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------

SCHWAB ANALYTICS FUND


1. To approve a sub-advisory agreement between Charles Schwab Investment Management, Inc. and Symphony Asset Management LLC.

                                 FOR         / /

                                 AGAINST     / /

                                 ABSTAIN     / /


Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity, please sign your name and title. For joint accounts, each joint owner must sign.

--------------------------------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]             Date




Print Name

-------------------------------                    -----------------------------
--------------------------------------------------------------------------------
 Signature (Joint Owners)               Date


 Print Name

-------------------------------                    -----------------------------
--------------------------------------------------------------------------------


           PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.